UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 26, 2026

Granite Point Mortgage Trust Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38124	61-1843143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1114 Avenue of the Americas, Suite 3020
New York,	NY	10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 364-5500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	GPMT	NYSE
7.00% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share	GPMTPrA	NYSE
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Morgan Stanley Repurchase Facility

On June 26, 2026, Granite Point Mortgage Trust Inc. (the “Company”), GP Commercial MS LLC (“GPC MS”), a wholly owned subsidiary of the Company, and Morgan Stanley Bank, N.A (“Morgan Stanley”) entered into an amendment (the “MS Amendment”) to that certain previously disclosed Master Repurchase and Securities Contract Agreement (the “MS MRA”), dated as of February 18, 2016, among GPC MS and Morgan Stanley and that certain previously disclosed Guaranty (the “MS Guaranty”), dated as of June 28, 2017, by the Company in favor of Morgan Stanley.

The MS Amendment, among other things, amends the MS MRA and MS Guaranty to (i) extend the facility’s termination date to June 28, 2027, (ii) adjust the facility’s principal payment waterfall mechanics and (iii) modify the “Unrestricted Cash” and “Minimum Tangible Net Worth” financial covenants.

Citibank Repurchase Facility

On June 30, 2026, the Company, GP Commercial CB LLC (“GPC CB”), a wholly owned subsidiary of the Company, GP Commercial CB SL Sub LLC (“GPC CB SL Sub”), a wholly owned subsidiary of the Company, and Citibank, N.A. (“Citibank”) entered into an amendment (the “Citibank Amendment”) to that certain previously disclosed Amended and Restated Guaranty (the “Citi Guaranty”), dated as of May 25, 2022, by the Company in favor of Citibank, and other transaction documents related to the Citibank repurchase facility.

The Citibank Amendment, among other things, amends the Citibank Guaranty to modify the “Unrestricted Cash” and “Minimum Tangible Net Worth” financial covenants.

The foregoing descriptions of the MS Amendment and Citibank Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of each, which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
Fifteenth Amendment to Master Repurchase and Securities Contract Agreement and Sixth Amendment to Guaranty, dated as June 26, 2026, by and among Morgan Stanley Bank, N.A., GP Commercial MS LLC and Granite Point Mortgage Trust Inc.

10.2
Third Amendment to Amended and Restated Guaranty and Other Transaction Documents, dated as of June 30, 2026, by and among Granite Point Mortgage Trust Inc. and Citibank, N.A., and acknowledged and agreed to by GP Commercial CB LLC and GP Commercial CB SL Sub LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE POINT MORTGAGE TRUST INC.

	By:	/s/ MICHAEL J. KARBER
Michael J. Karber
General Counsel and Secretary

Date: June 30, 2026